UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      December 3, 2007 (December 3, 2007)
                Date of report (Date of earliest event reported)


                               Eight Dragons Co.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         0-28453                                            75-2610236
(Commission File Number)                       (IRS Employer Identification No.)

                   211 West Wall Street, Midland, Texas 79701
          (Address of Principal Executive Offices, Including Zip Code)

                                 (432) 682-1761
              (Registrant's Telephone Number, Including Area Code)

                        Ameri-First Financial Group, Inc
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 26, 2007, Articles of Merger and Plan of Merger of the Registrant into its wholly owned subsidiary Eight Dragons Co., a Nevada corporation formed solely to execute the merger, were filed in Nevada with an effective date of December 3, 2007. Pursuant to the Plan of Merger, each outstanding share of the Registrant's common stock automatically converts to 100 shares of Eight Dragons Co. common stock without further action on the part of the Shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         3.i (1)  Articles of Incorporation
         3.i (2)  Articles of Merger and Plan of Merger
         3.ii     By-Laws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Ameri-First Financial Group, Inc.


December 7, 2007                               /s/ Glenn A. Little
                                               --------------------------------
                                               Glenn A. Little
                                               Chief Executive Officer